POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of February, 1998.




                                          /S/ A. ALFRED TAUBMAN
                                          --------------------------------------
                                          A. Alfred Taubman

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of February, 1998.




                                          /S/ GRAHAM ALLISON
                                          --------------------------------------
                                          Graham Allison

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of February, 1998.




                                          /S/ W. ALLEN REED
                                          --------------------------------------
                                          W. Allen Reed

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 1998.




                                          /S/ S. PARKER GILBERT
                                          --------------------------------------
                                          S. Parker Gilbert

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 1998.




                                          /S/ JEROME A. CHAZEN
                                          --------------------------------------
                                          Jerome A. Chazen

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 17th day of February, 1998.



                                          /S/ THOMAS E. DOBROWSKI
                                          --------------------------------------
                                          Thomas E. Dobrowski

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of February, 1998.




                                          /S/ ALLAN J. BLOOSTEIN
                                          --------------------------------------
                                          Allan J. Bloostein

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of March, 1998.




                                          /S/ CLAUDE M. BALLARD
                                          --------------------------------------
                                          Claude M. Ballard

                                POWER OF ATTORNEY


      The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of March, 1998.




                                          /S/ ROBERT C. LARSON
                                          --------------------------------------
                                          Robert C. Larson